AMENDED BYLAWS OF

                         RECONVERSION TECHNOLOGIES, INC.

ARTICLE  I  -OFFICES  1
Section  1.  Principal  Office  1
             --------------------
Section  2.  Other  Offices  1
             -----------------

ARTICLE  II  -MEETINGS  OF  THE  SHAREHOLDERS  1
Section  1.  Place  of  Meetings  1
             ----------------------
Section  2.  Annual  Meetings  1
             -------------------
Section  3.  Special  Meetings  2
             --------------------
Section  4.  Voting  List  2
             ---------------
Section  5  Quorum  3
            ---------
Section  6.  Adjourned  Meeting  and  Notice  Thereof  3
             -------------------------------------------
Section  7.  Organization  3
             ---------------
Section  8.  Order  of  Business  3
             ----------------------
Section  9.  Voting  4
             ---------
Section  10. Consent  of  Absentees  4
            --------------------------
Section  11. Action  Without  Meeting  4
            ----------------------------
Section  12. Proxies  5
            -----------
Section  13. Inspectors  of  Election  5
            ----------------------------

ARTICLE  III  -DIRECTORS  6
Section  1.  Powers  6
             ---------
Section  2.  Number,  Election  and  Term  of  Office  7
             -------------------------------------------
Section  3.  Qualification  7
             ----------------
Section  4.  Vacancies  7
             ------------
Section  5.  Resignations  8
             ---------------
Section  6.  Removal  8
             ----------
Section  7.  When  Board  May  Declare  Vacancies 8
             --------------------------------------
Section  8.  Place  of  Meeting  8
             ---------------------
Section  9.  Regular  Meetings  8
             --------------------
Section  10. Special  Meetings 9
            --------------------
Section  11. Notice  of  Special  Meetings 9
            --------------------------------
Section  12. Waiver  of  Notice  9
            ----------------------
Section  13. Quorum  9
            ----------
Section  14. Adjournment 9
            --------------
Section  15. Notice  of  Adjournment 10
            ---------------------------
Section  16. Fees  and  Compensation 10
            ---------------------------
Section  17. Manifestation  of  Dissent 10
            ------------------------------
Section  18. Action  without  Meeting 10
            ----------------------------
Section  19. Restriction  on  Voting  Power  of  Interested  Directors 10
            -------------------------------------------------------------

ARTICLE  IV  -COMMITTEES  10
Section  1.  Designation 10
             ------------
Section  2.  Meetings 10
             --------
Section  3.  Quorum  and  Voting 11
             -------------------
Section  4.  Waiver  of  Notice 11
             ------------------
Section  5.  Removal 11
             -------
Section  6.  Vacancies 11
             ---------
Section  7.  Action  Without  Meeting 11
             ------------------------

ARTICLE  V  -OFFICERS  11
Section  1.  Officers 11
             --------
Section  2.  Election 11
             --------
Section  3.  Subordinate  Officers 12
             ---------------------
Section  4.  Removal  and  Resignation 12
             -------------------------
Section  5.  Vacancies 12
             ---------
Section  6.  Chairman  of  the  Board 12
             ------------------------

Section  7.  Chief  Executive  Officer 12
             -------------------------
Section  8.  President 13
             ---------
Section  9.  Vice  President 13
             ---------------
Section  10. Secretary 3
            ---------
Section  11. Treasurer 14
            ---------
Section  12. Deleaation  of  Duties 15
            ----------------------

ARTICLE  VI  -SHARES  OF  STOCK  15
Section  1.  Certificates  of  Stock 15
             -----------------------
Section  2.  Record  of  Shareholders;  Transfer  of  Shares 15
             -----------------------------------------------
Section  3.  Record  Date  and  Closing  Stock  Books 15
             ----------------------------------------
Section  4.  Registered  Shareholders 16
             ------------------------
Section  5.  Lost  Certifications 16
             --------------------
Section  6.  Regulations;  Appointment  of  Transfer  Agents  and  Registrars 16
             ----------------------------------------------------------------
Section  7.  Treasury  Shares 16
             ----------------
Section  8.  Fractional  Shares 16
             ------------------

ARTICLE  VII  -EXECUTION  OF  INSTRUMENTS  17
Section  1.  Contracts 17
             ---------
Section  2.  Checks  and  Drafts 17
             -------------------
Section  3.  Deposits;  Bank  Accounts 17
             -------------------------
Section  4.  Loans 17
             -----
Section 5. Sale or Transfer of Securities Held by the Professional Corporation17
           -------------------------------------------------------------------

SECTION  VII-MISCELLANEOUS  18
Section  1.  Fiscal  Year 18
             ------------
Section  2.  Seal 18
             ----
Section  3.  Annual  Report 18
             --------------
Section  4.  Inspection  of  Professional  Corporation  Records 18
             --------------------------------------------------
Section  5.  Dividends l8
             ---------

ARTICLE  IX  -NOTICES  19
Section  1.  Form  of  Notices 19
             -----------------
Section  2.  Waiver  of  Notice 19
             ------------------

ARTICLE  X  -AMENDMENTS  19
Section  1.  Who  May  Amend 19
             ---------------

ARTICLE  XI  -INDEMNIFICATION  19
Section  1.  Indemnification:  Actions  Other  Than  by  the  Professional
             -------------------------------------------------------------
Corporation 19
-----------
Section  2.  Indemnification:  Actions  by  the  Professional  Corporation 2 of
             -------------------------------------------------------------
Section  3.  Right  to  Indemnification 2 of
             --------------------------
Section  4.  Authorization  of  Indemnification 21
             ----------------------------------
Section  5.  Advance  Indemnification 21
             ------------------------
Section  6.  Non-Exclusive  Indemnification 21
             ------------------------------
Section  7.  Insurance 21
             ---------
Section  8.  Constituent  Corporation 22
             ------------------------

                    BYLAWS OF RECONVERSION TECHNOIDGIES, INC.

ARTICLE  I  -OFFICES
--------------------

     Section 1. Principal Office.  The principal office for the transaction of
                -----------------
the business of the Corporation in Oklahoma is hereby fixed and located at 225 of E. 73rd Street, Tulsa, Tulsa County, Oklahoma 74136. The Board of Directors is hereby granted full power and authority to change the principal office from one location to another in said county. Any change shall be noted in the Bylaws by the Secretary, opposite this section, or this section may be amended to state the new location. As used herein and through these Bylaws, the ter1ll "principal office" shall not necessarily be deemed to refer to the Corporation's registered office, although it may be the same location as the Corporation's registered office.

     Section  2.  Other Offices.  Branch  or subordinate offices may at any time
                  --------------
be established by the Board of Directors at any place or places where the Corporation is qualified to do business or the business of the Corporation may require.

                    ARTICLE II -MEETINGS OF THE SHAREHOLDERS

     Section  1.  Place of Meeting.  All annual meetings of shareholders and all
                  ----------------
other meetings of shareholders shall be held either at the principal office of the corporation or at any other place within or without the State of Oklahoma as may be designated either by the Board of Directors or by the written consent of the shareholders entitled to vote at the meeting holding at least a majority or shares entitled to vote. The vote may be given either before or after the meeting and filed with the Secretary of the Corporation.

     Section  2.  Annual Meetings.  The annual meetings of shareholders shall be
                  ---------------
held  on:

                           Fourth Tuesday in January,

provided, however, that should a meeting day fall on a legal holiday, the annual meeting of shareholders shall be held at the same time and place on the next full business day. The annual meeting may be held at any other time which may be designated in a resolution by the Board of Directors or by the written consent of the shareholders entitled to vote at the meeting holding at least a majority of the shares entitled to vote. At the annual meeting, directors shall be elected, reports of the affairs of the Corporation shall be considered, and any other business may be transacted which is within the powers of the shareholders to transact and which may be property brought before the meeting.

     Written notice of each annual meeting shall be given to each shareholder entitled to vote (unless call and notice is waived by the unanimous consent of the shareholders), either personally or by mail or other means of written communication, charges prepaid, addressed to the shareholders at their addresses appearing on the books of the Corporation or given by them to the Corporation for the purpose of notice. If a shareholder gives no address, notice shall be deemed to have been given them if sent by mail or other means of written communication addressed to the place where the principal office of the corporation is situated, or if published at least once in some newspaper or general circulation in the county in which the principal office is located. Notices shall be sent to each shareholders entitled thereto not less than ten (10 nor more than sixty (6 of days before each annual meeting. The notices shall specify the place, the day and the hour of the meeting and shall state other matters, if any, as may be expressly required by statute.

     Section  3.  Special  Meetings.  Special  meetings  of the shareholders for
                  ------------------
any purpose or purposes, unless otherwise prescribed by statute, may be called at any time by the President, or by resolution of the Board of Directors, or by one or more shareholders holding not less than one-third (1/3) of the issued and outstanding voting shares of the Corporation, or may be held at any time without call or notice upon unanimous consent of the shareholders. Except in special cases where other express provision is made by statute, notice of special meetings shall be given in the same manner and pursuant to the same notice provisions as for annual meetings of shareholders. Notices of any special meeting shall state, in addition to the place, day and hour of the meeting, the purpose or purposes of the meeting. Business transacted at any special meeting of the shareholders shall be limited to the purposes stated in the notice.

     Section 4.  Voting List.  The officer who has charge of the stock ledger of
                 -----------
the Corporation shall, before each shareholders' meeting, prepare a list of all persons entitled to represent shares at such meeting, arranging the names alphabetically, with the addresses of each shareholder and the number of shares entitled to be voted by each shareholder set forth opposite their respective names. That list and the share ledger, or a true and correct copy thereof, shall be open to the examination of any shareholder, for any purpose germane to the meeting, during regular business hours, for a period of at least ten (10 days immediately preceding the convening of the shareholders' meeting and until the close of the meeting and they shall be subject to inspection at any time during that period by any shareholder or person representing a shareholder. The list and share ledger shall be open for examination at the place specified in the notice where the meeting is to be held.

     Section  5.  Quorum.  The holders of  a  majority  of  the stock issued and
                  -------
outstanding and entitled to vote at a meeting, whether present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business, except as otherwise provided by statute or the certificate of Incorporation of the Corporation. When a quorum is present at any meeting, a majority of the shares represented and entitled to vote shall decide any question brought before the meeting. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, not withstanding the withdrawal of enough shareholders to leave less than a quorum.

     Section  6.  Adjourned  Meeting  and  Notice  Thereof.   Any  shareholders'
                  ----------------------------------------
meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares, the holders of which are either present in person or represented by proxy but in the absence of a quorum no other business may be transacted.

     When any shareholders' meeting, either annual or special, is adjourned for thirty (3 of days or more, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given as in the case of an original meeting. Except as aforesaid, it shall not be necessary to give any notice of the time and place of the adjourned meeting or of the business to be transacted thereat, other than by announcement at the adjourned meeting.

     Section 7. Organization. The Chief Executive Officer shall call the meeting
                ------------
of shareholders to order and shall act as Chairman unless the shareholders present designate another person Chairman. The Secretary of the Corporation shall act as Secretary at all meetings of shareholders, but in the event of his absence or failure to act, the Chairman shall appoint another person to act as secretary.

     Section 8. Order of Business.  The order of business at the annual meeting,
                -----------------
and  so  far as practicable at all other meetings of the shareholders, shall be:
         (1)  Calling  meeting  to  order;
         (2}  Calling  of  roll  and  checking  proxies;
         (3)  Proof  of  notice  of  meeting;
         (4)  Reading  of  any  unapproved  minutes;
         (5)  Reports  of  officers;
         (6)  Reports  of  committees;
         (7)  Election  of  directors;

         (8)  Unfinished  business;
         (9)  New  business;  and
         (10  Adjournment.

     Section  9.  Voting.  At each meeting of the shareholders, each shareholder
                  -------
having the right to vote shall be entitled to vote in person or by proxy appointed by an instrument in writing, subscribed by such shareholder and bearing a date not more than three (3) years prior to said meeting, unless the instrument expressly provides for a longer period. Each stockholder shall have one (2) vote for each share of stock having voting power, registered in her name on the books of the Corporation, except that the Board of Directors may fix a time, not more than sixty (6 of days nor less than ten (10 days preceding the date of any meeting of shareholders as a record date for the determination of the shareholders entitled to notice of and to vote at the meeting. Only registered shareholders on the date so fixed shall be entitled to notice of the meeting, notwithstanding any transfer of any shares on the books of the Corporation after any record date so fixed. The Board of Directors may close the books of the Corporation against any transfers of shares during any shareholders' meeting or during any adjournment thereof; and the Board of Directors may close the books against any transfers of shares during the whole or any part of the period during which the books may be closed under the provisions of this paragraph. Upon the demand of any stockholder, the vote for directors and the vote upon any question before the meeting shall be by ballot. All elections shall be had and all questions decided by a majority vote.

     Section  10  Consent  of  Absentees.  The transaction  of  any  meeting  of
                  -----------------------
shareholders, either annual or special, however called and noticed, shall be as valid as though had as a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person, or by proxy, signs a written waiver of notice, or a consent to the holding of such meeting, or an approval of the minutes thereof. All such waivers, consent or approvals shall be filed with the corporate records or made a part of the minutes of the meeting. If a shareholder does not receive notice of a meeting, but attends and participates in the meeting, he shall be deemed to have waived notice of the meeting.

     Section 11.  Action Without Meeting.  Any action which, under provisions of
                  ----------------------
the laws of the state of Delaware or under the provisions of the Articles of Incorporation or under these Bylaws may be taken at a meeting of the shareholders, may be taken without a meeting if a record or memorandum thereof is made in writing and signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote thereon were present and voted. The record or memorandum shall be filed with the secretary of the corporation and made a part of the corporate records. Notice of action by written memorandum, if by less than unanimous written consent, shall be given within five (5) days to those shareholders who have not consented in writing.

     Section 12.  Proxies.  Any shareholder entitled to vote or execute consents
                  -------
shall have the right to do so either in person or by one or more agents authorized by proxy. The appointment of a proxy shall be in writing and signed by the shareholder but shall require no other attestation and shall be filed with the Secretary of the corporation at or prior to the meeting. In no event shall a proxy be appointed for a period of more than seven (7) years. If any shareholder appoints two or more persons to act as proxies and if the instrument does not otherwise provide, then a majority of such persons present at the meeting, or if only one shall be present, then that one shall have and may exercise all of the power conferred by the instrument upon all of the persons so appointed; and if the proxies are equally divided as to the right and manner of voting in any particular case, the vote shall be divided among the proxies. Any person holdin9 shares in a representative or fiduciary capacity which he may represent in person may represent them by proxy and confer general or discretionary power upon a proxy. The authority of a proxy if not coupled with an interest may be terminated at will. Unless otherwise provided in the appointment, the proxy's authority shall cease eleven (11) months after the appointment. The termination or a proxy's authority by act of the shareholder shall, subject to the time limitation herein set forth, be ineffective until written notice of the termination has been given to the Secretary of the corporation. Unless otherwise provided therein, an appointment filed with the Secretary shall have the effect of revoking all proxy appointments of prior date. A proxy's authority shall not be revoked by the death or incapacity of the maker unless before the vote is cast or the authority is exercised, written notice of such death or incapacity is given to the Corporation.

     Section  13.  Inspectors  of  Election.  In  advance  of  any  meeting  of
                   -------------------------
shareholders, the Board of Directors may appoint Inspectors of Election to act at the meeting or any adjournment thereof. If Inspectors of Election are not appointed, the Chairman may, and on the request of any shareholder or his proxy shall, appoint Inspector of Election at the meeting. The number of inspectors shall be either one or three. If appointed at a meeting on the request of one or more shareholders or proxies, the majority of shares present shall determine whether one or three inspectors are to be appointed. In case any person appointed as inspector fails or refuses to act, the vacancy may be filled by appointment by the Board of Directors in advance of the meeting, or at the meeting by the Chairman. An inspector need not be a shareholder of the corporation, but no person who is a candidate for office of the Corporation shall act as an inspector.

The duties of Inspectors of Election shall include: determining the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies; receiving votes, ballots or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining the result and other acts as may be proper to conduct the election or vote with fairness to all shareholders.

                             ARTICLE III -DIRECTORS

     Section 1. Powers. Subject to limitations of the Articles of Incorporation,
                ------
of the Bylaws and of the laws of the State of Delaware as to action to be authorized or approved by the shareholders, and subject to the duties of directors as prescribed by the Bylaws, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be controlled by, the Board of Directors. Without prejudice to such general power, but subject to the same limitations, it is hereby expressly declared that the directors shall have the power:

     First: To select and remove all officers, agents and employees of the Corporation, prescribe powers and duties for them as may not be inconsistent with law, with the Articles of Incorporation or the Bylaws, fix their compensation and require from them security for faithful, service.

     Second: To conduct, manage and control the affairs and business of the Corporation1 and to make rules and regulations therefore not inconsistent with the law, or with the Articles of Incorporation or the Bylaws, as they may deem best.

     Third: To change the principal office for the transaction of the business of the Corporation from one location to another within the same county as provided in Article I, Section 11 hereof; to designate any place within or without the State of Oklahoma for the holding of any shareholders' meeting or meetings; to adopt, make and use a corporate seal, and to prescribe the forms of certificates of stock, and to alter the form of the seal and certificates from time to time, as in their judgment they may deem best, provided that the seal and certificates shall at all times comply with the provisions of law.

     Fourth: To authorize the issue of shares of stock of the Corporation from time to time, upon lawful terms, in consideration of money paid, labor done or services actually rendered, debts or securities canceled, or tangible or intangible property actually received, or in .the case of shares issued as a dividend against amounts transferred from surplus to stated capital.

     Fifth: To borrow money and incur indebtedness for the purpose of the corporation, and to cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecation or other evidences of debt and. securities therefor.

     Section  2.  Number,  Election and  Term of Office. The number of directors
                  -------------------------------------
which shall constitute the whole Board shall be not less than two (2) or more than seven (7}. The shareholders at any annual meeting may determine the number which shall constitute the Board and the number so determined shall remain fixed until changed at a subsequent annual meeting. The directors shall be elected at each annual meeting of the shareholders; however, if any such annual meeting is not held or the directors are not elected thereat, the directors may be elected at any special meeting of shareholders held for that purpose. All directors shall hold office until their respective successors are elected.

     Section  3.  Qualification.  A director  need not  be  a shareholder of the
                  -------------
Corporation.

     Section 4. Vacancies. Vacancies in the Board of Directors, may be filled by a majority of the directors then in office, though less than a quorum, or by a
   ------------
sole remaining director, and each director so elected shall hold office until his successor is elected at an annual or a special meeting of the shareholders.

     A vacancy or vacancies in the Board of Directors shall be deemed to exist in case of the death, resignation or removal of any director, or if the authorized number of directors be increased, or if the shareholders fail, at any annual or special meeting of shareholders at which any director or directors are elected, to elect the full authorized number of directors to be voted for at that meeting.

     The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors.

     No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of his term of office.

     Section  5.  Resignations.  Any director may  resign  at any time by giving
                  ------------
written notice or his resignation to the Board or Chairman of the Board or the President or the Secretary. A resignation shall take effect at the time specified therein or, if the time when it shall become effective is not specified, immediately upon its receipt. Unless otherwise specified therein, the acceptance of a resignation shall not be necessary to make it effective. If the Board of Directors accepts the resignation of a director rendered to take effect at a future time, the Board, including the director who has tendered his resignation, shall have power to elect a successor to take office when the resignation is to become effective.

     Section  6. Removal.  The entire Board Directors or any individual director
                 -------
may be removed from office with or without cause by vote of shareholders holding a majority of the outstanding shares entitled to vote at any annual or special meeting of shareholders. In case the entire Board or anyone or more directors are so removed, new directors may be elected at the same meeting of shareholders.

     Section 7.  When Board May Declare Vacancies.  The Board of Directors shall
                 --------------------------------
declare vacant the office of a director if he is declared of unsound mind by an order of court or convicted of a felony, or may do so within sixty (6 of days after notice of his election if he does not attend a meeting of the Board of Directors.

     Section  8.  Place  of Meeting.  Regular meetings of the Board of Directors
                  -----------------
shall be held at any place within or without the State of Oklahoma which has been designated from time to time by resolution of the Board or by written Consent of all members of the the Board. In the absence of a designation, regular meetings shall be held at the principal office of the corporation. Special meetings of the Board may be held either at a place so designated or at the principal office.

     Section  9.  Regular  Meetings.  A regular annual  meeting  of the Board of
                -------------------
Directors for the purpose of election of officers of the corporation and the transaction of any other business shall be held each year immediately following the adjournment of the annual shareholders' meeting and no notice of the meeting to the elected director shall be necessary in order to legally constitute the meeting, provided a majority of the whole Board shall be present. It a majority of the Board is not present, then the regular annual meeting may be held at a time fixed by the consent, in writing, of all of the directors. Other regular meetings of the Board may be held without notice at times determined by the Board.

     Section 10. Special Meetings.  special  meetings  of the Board of Directors
                 -----------------
for any purpose or purposes may be called at any time by the Chief Executive Officer or, if he is absent or unable to act, by the President or by any two directors. No business shall be considered at any special meeting other than the purposes mentioned in the notice given to each director of the meeting, except upon the unanimous consent of all directors.

     Section 11.  Notice of Special Meetings.  Written notice of the time, place
                  --------------------------
and the purposes of all special meetings shall be delivered personally to each director or sent to each director by mail or by other form of written communication, charges prepaid, addressed to him at his address as shown on the records of the corporation or, if it is not so shown on the records or is not readily ascertainable, at the place where meetings of the directors are regularly held. If notice is mailed or telegraphed, it shall be deposited in the United States Mail or delivered to the telegraph company in the place in which the principal office of the corporation is located at least five (5) days prior to the time of the holding of the meeting. If notice is delivered as above provided, it shall be so delivered at least twenty-four (24) hours prior to the time of the holding or the meeting. Mailing, telegraphing or delivery in accordance with the requirements of this section 11 shall be due, legal and personal notice.

     Section 12.  Waiver of Notice. Any actions taken or approved at any meeting
                  ----------------
of the Board of Directors, however called and noticed or wherever held, shall be as valid as though taken or approved at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice or a consent to holding the meeting or an approval of the minutes thereof. All waivers, consents or approvals shall be filed with the corporate record or made a part of the minutes of the meeting. If a director does not receive notice of a meeting out attends and participates in the meeting, he shall be deemed to have waived notice of the meeting.

     Section 13. Quorum. At all meetings of the Board, a quorum shall consist of
                -------
a majority of the entire number of directors and the acts of a majority of the directors present at a meeting at which a quorum is present shall be the acts of the Board of Directors except as may be otherwise specifically provided by statute or by the Articles of Incorporation or by these Bylaws and except to adjourn as hereinafter provided. When the Board consists of one director, then one director shall constitute a quorum.

     Section  14.  Adjournment.  A quorum  of  the  directors  may  adjourn  any
                   -----------
directors' meeting to meet again at a stated day and hours provided, however, that in the absence of a quorum at either a regular or special meeting, the directors may adjourn to a later date but may not transact any business until a quorum has been secured. At any adjourned meeting at which a required number of directors shall be present, any business may be transacted which might have been transacted at the meeting originally notified.

Section  15.  Notice of Adjournment.  Notice of the time and place of holding an
              ---------------------
adjourned meeting need not be given to absent directors if the time and place are fixed at the meeting adjourned.

     Section  16. Fees and Compensation,  Directors  and  members, of committees
                  ----------------------
may receive compensation for their services, and reimbursement for expenses as may be fixed or determined by re5o1ution of the Board.

     Section 17.  Manifestation of Dissent. A director of the Corporation who is
                  ------------------------
present at a meeting or the Board of, Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent is entered in the minutes of the meeting or un1ess he files his written dissent to the action with the person actin9 as the secretary of the meeting before the adj9urnment thereof or unless the director forwards his dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. The right to dissent shall not apply to a director who votes in favor of an action.

     Section 18.  Action Without Meeting. Any action required or permitted to be
                  ----------------------
taken at a meeting or the directors may be taken without a meeting if all members of the Board consent, individually or collectively to the action by signing a written record or memorandum thereof. The record or memorandum shall have the same effect as a unanimous vote of the Board of Directors and shall be filed with the Secretary of the corporation and made a part of the corporate records.

     Section  19.  Restriction on Voting  Power of Interested Directors.  In the
                   ----------------------------------------------------
event the Board of Directors undertakes to vote on any matter materially connected with a director's personal or economic interests as these may relate to the business of the corporation, that director is disqualified from voting in that matter. Provided however, that the presence of such an interested director shall be counted for purposes of establishing a quorum.

                             ARTICLE IV -COMMITTEES

     Section 1. Designation. The Board of Directors may, by resolution passed by
                -----------
a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the corporation which to the extent provided in the resolution and permitted by law shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the corporation, except where action of the Board of Directors is required by law, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

     Section  2.  Meetings.  Each committee shall  meet  at  times  fixed by the
                  --------
committee or on the call of the Chief Executive Officer. Notice of the time and place of the meeting shall be given to each member of the committee in the manner provided for the giving of notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Each committee shall keep regular minutes of its proceedings which shall be reported to the directors at their next annual meetin9.

     Section 3. Quorum and Voting.A majority of the members of a committee shall
                ------------------
constitute a quorum for the transaction of business. The act of the majority of the members of the committee present at a meeting at which a quorum is present shall be the act of the committee. In the absence or disqualification of a member of a committee, the committee member or members present and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint a replacement for any absent or disqualified member. At all meatin9s of a committee, each member pre6ent shall have one (1) vote which shall be cast by him in person.

     Section 4. Waiver of Notice.  Any actions taken or  approved at any meeting
                -----------------
of a committee shall e as valid as though had at a meeting duly held after regular call and notice, if a quorum is present and if, either before or after the meeting, each of the members not present signs a written waiver of notice or a consent to holding the meeting or an approval of the minutes thereof.

     Section 5.  Removal.  The entire committee or any individual member thereof
                 -------
may be removed from the committee with or without cause by a vote of a majority of the whole Board of Directors.

     Section  6.  Vacancies.  Notwithstanding section  3  above,  the  Board  of
                 ----------
Directors shall fill all vacancies in a committee which may occur from time to time. An absence from a meeting does not constitute a "vacancy" as the term is used herein.

     Section  7.  Action Without Meeting.  Any  action which might be taken at a
               -------------------------
meeting of the committee may be taken without a meeting if a record or memorandum thereof be made in writing and signed by all members of the committee.

                               ARTICLE V -OFFICERS

     Section 1. Officers. Unless otherwise stated in a resolution adopted by the
                --------
Board of Directors, the officers of the Corporation shall De a Chief Executive Officer, a president, vice- President and a Secretary. The corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, one or more vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and other officers, in accordance with the provisions of
Section  3  of  this  Article.  One  person  may  hold  two  or  more  offices.

     Section  2.  Election.  The officers of  the  corporation,  except officers
                  ---------
appointed  in  accordance  with  the  provisions  of

Section 3 or Section 5 of this Article, shall be chosen annually by the Board of Directors, and each shall hold his office until resigns or is removed or otherwise disqualified to serve, or successor is elected and qua1ified.

     Section 3. Subordinate Officers.The Board of Directors may appoint, and may
                ---------------------
empower the president to appoint, o officers that the business of the Corporation may require, each whom sha1l hold office for periods, have authority and perform duties provided in the Bylaws or as the Board of Directors may time to time determine.

     Section 4.  Removal and Resignation. Any officer ma removed, either with or
                 -----------------------
without cause, by the Board of Directors at any regular or special meeting thereof, or, except in ca any officer chosen by th9 Board of Directors, by any officer whom the power of r9moval is conferred by the Board of Directors.

     Any officer may resign at any time by giving written notice to the Board of Directors, or to the Chief Executive Officer, the secretary of the corporation. The resignation shall take effect at the date of the receipt of notice or at any alternate time specified therein; and, un1ess otherwise specified therein, the acceptance of the resignation shall not be necessary to make it effective.

     Section 5. Vacancies. A vacancy in an office because of death, resignation,
                ---------
removal, disqualification or any other shall be filled in the manner prescribed in the Bylaws for re appointments to the office.

     Section  6.  Chairman  of  the  Board.  The chairman of the Board shall, if
                  -------------------------
present, preside at all meetings of the Boa Directors and exercise and perform all other powers and duties may be from time to time assigned to him by the Board of Dire or prescribed by the Bylaws.

     Section  7.  Chief Executive officer.  Subject to the powers and duties, if
                  -----------------------
any, assigned by the Board of Directors to the chairman of the Board, the Chief Executive Officer of the Corporation, shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation, including:

(a) He shall preside at all meetings of the shareholders and, in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board of Directors.

(b) He shall sign or countersign, as may b necessary, all bills, notes, checks, contracts and other instruments pertaining to the ordinary course of the

     Corporation's business and shall, with the Secretary, sign the minutes of all shareholders' and directors' meetings over wh1ch he presides.

(c) He shall execute bonds, mortgages and other contracts requiring a seal under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

(d) At the annual meeting of the shareholders, he shall submit a complete report of the operations of the Corporation's affairs as existing at the close of each year and shall report to the Board of Directors from time to time all matters coming to his attention and relating to the interest of the Corporation as should be brought to the attention of the Board.

(e) He shall be an ex officio member of all standing committees, if any; and he shall have those usual powers and duties of supervision and management which pertain to the office of the Chief Executive Officer and shall have other powers and duties prescribed by the Board of Directors or the Bylaws.

     Section 8. President. In the event the office of Chief Executive Officer is
                ---------
vacant, then the President shall be the executive officer of the Corporation next in authority to the Chief Executive Officer, whom he shall assist in the management of the business of the Corporation and in the implementation of orders and resolutions of the Board of Directors. In the absence of the Chief Executive Officer, he shall preside at all meetings of the shareholders and of the directors, and shall exercise all other powers and perform all other duties of the Chief Executive Officer and of the Chairman of the Board; he shall be an ex officio member of all standing committees; and he shall perform any other duties the Board of Directors may from time to time prescribe.

     Section 9. Vice President.  In the absence  or upon  the disability of both
                ---------------
the Chief Executive Officer and the president, the Vice Presidents, in order of their rank as fixed by the Board of Directors or, if not ranked, the Vice President designated by the Board of Directors, shall perform all the duties of the President and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice presidents shall have other powers and perform other duties prescribed for them by the Board of Directors or the Bylaws.

     Section 10  Secretary. The Secretary shall keep or cause to be kept, at the
                 ---------
principal office of the corporation or any other place the Board of Directors orders, a book of minutes of all meetings of directors and shareholders, with the time and place of holding, whether regular or special, and, if special, how authorized the notice there or given, the names of those present at directors' meetings, the number of shares present or represented at shareholders' meetings, and the proceedings thereof.

     The Secretary shall keep, or cause to be kept, at the principal office of the Corporation or at the office of the corporation's transfer agent, a share ledger, showing the names of the shareholders and their addresses, the number of classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

     The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and of the Board of Directors required by the Bylaws or by law to be given, and he shall keep the seal of the Corporation in safe custody. He shall also sign, with the President or vice President, all contracts, deeds, licenses and other instruments when so ordered. He shall make reports to the Board of Directors they request and shall also prepare reports and statements required by the laws of the state of Delaware and shall perform any other duties prescribed by the Board of Directors or by the Bylaws. The secretary shall allow any shareholder, on application, during normal business hours, to inspect the share 1edger. He shall attend to correspondence and perform other duties incidental to his office or assigned to him by the Board of Directors. The Assistant Secretary or secretaries shall perform the duties of the Secretary in the case of his absence or disability and any other duties specified by the Board of Directors.

     Section 11. Treasurer.  The  Treasurer shall keep and maintain, or cause to
                 ----------
be kept and maintained, adequate and correct accounts of the properties and business transactions of the Corporation, including account of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus and shares. The books of account shall at all reasonable times be open to inspection by a director.
The Treasurer shall deposit all monies and other valuables in the name and to the credit of the Corporation with depositories designated by the Board of Directors. He shall disburse the funds of the Corporation as ordered by the Board of Directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as Treasurer and of the financial condition of the Corporation, and shall have any other powers and perform any other duties prescribed by the Board of Directors.

     The Assistant Treasurer or Treasurers shall perform the duties, of the Treasurer in the event of her absence or disability and any other duties prescribed by the Board of Directors.

     Section 12.  Delegation of Duties.  In case or the absence or disability of
                  --------------------
any officer of the Corporation or for any other reason that the Board of Directors may deem sufficient, the Board of Directors may, by a vote of a majority of the whole Board, delegate for the time being, the powers or duties or any of them, of an absent or disabled officer to any other officer or to any directors.

                           ARTICLE VI -SHARES OF STOCK

     Section 1.  Certificates of stock. A certificate or certificates for shares
                 ----------------------
of the capital stock of the Corporation shall be issued to each shareholder when shares are fully paid, showing the number of the shares of the corporation standing on the books in his name. All certificates shall be signed by the president or a vice President and the Secretary or an Assistant secretary, or be authenticated by facsimiles of the signatures of the President and Secretary or by a facsimile of the signature of the President and the written signature of the Secretary or an Assistant Secretary. Every certificate authenticated by a facsimile of a signature must be countersigned by a transfer agent or transfer clerk and registered by an incorporated bank or trust company as registrar of transfer. Certificates shall be numbered and sealed with the seal of the Corporation.

     Section 2.  Record of Shareholders; Transfer of Shares. There shall be kept
                 -------------------------------------------
at the registered office of the Corporation in the state of Oklahoma a record containing the names and addresses of all shareholders of the corporation, the number and class of shares held by each and the dates when they became the owners of record thereof; provided, however, that the foregoing shall not be required if the corporation shall keep at its registered office the address, including street number, if any, of the custodian of the record. Duplicate lists may be kept in other state or states as may be determined by the Board.
Transfers of stock of the Corporation shall be made on the books of the corporation only upon authorization by the registered holder thereof or by his attorney lawfully constituted in writing and on surrender and cancellation of a certificate or certificates for a like number of shares of the same class properly endorsed or accompanied by a duly executed stock transfer power and payment of all taxes thereon, with proof of authenticity of the signatures the corporation or its transfer agents may reasonably require.

     Section 3.  Record Date and Closing Stock Books. The Board of Directors may
                 -----------------------------------
fix a time as a record date for the determination of the shareholders entitled to notice of and to vote at any meeting of shareholders or entitled to receive any dividend or distribution, or any allotment of right, or to exercise rights in respect to any change, conversion, or exchange of shares. The record date so fixed shall be not more than sixty (60) days nor less than ten (10) days prior to the date of the meeting or event for the purposes of which it is fixed. When a record date is fixed, only shareholders of record on that date are entitled to notice of and to vote at the meeting or to receive a dividend, distribution, or allotment of rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date.

     Section  4.  Registered Shareholders.  The Corporation shall be entitled to
                  -----------------------
recognize the holder of record of any share or shares au stock as the exclusive owner thereof for all purposes, and accordingly, shall not be bound to recognize any equitable or other claim to or interest in shares on the part of any other person whether or not it has notice thereof, except as otherwise provided by law.

     Section  5.  Lost  Certificates.  Except as  hereinafter  in  this  section
                  -------------------
provided, no one certificate for shares shall be issued in lieu of an old one unless the latter is surrendered and canceled at the same time. In case any certificate for shares is lost, stolen, muti1ated or destroyed, the Board of Directors may authorize the issuance of a new certificate, upon terms and conditions reasonably satisfactory to it, including indemnification of the Corporation.

     Section 6.  Regulations; Appointment of Transfer Agents and Registrars. The
                 ----------------------------------------------------------
Board may make rules and regulations it deems expedient concerning the issuance, transfer and registration of certificates for shares of stock. It may appoint one or more transfer agents or registrars of transfer, or both I and may require all certificates or stock to bear the signature of either or both.

     Section 7. Treasury Shares.  Treasury shares, or other shares not at the
                ----------------
time issued and outstanding, shall not, directly or indirectly, be voted at any meeting of the shareholders, or counted in calculating the actual voting power of shareholders at any given time.

     Section 8. Fractional Shares.  Certificates of fractional shares of stock
                ------------------
may be issued at the discretion of the Board of Directors. The registered ownership of any fractional share represented by a certificate or certificates shall entitle the holder thereof to receive dividends, participate in the corporate assets in the event of liquidation of the corporation and to exercise voting rights in person or by proxy.

                      ARTICLE VII -EXECUTION OF INSTRUMENTS

     Section 1.  Contracts.  The Board or any authorized committee may authorize
                 ---------
any officer or officers, agent or agents, to enter into any contract or to execute and de1iverin the name and on beha1r of the Corporation any contract or other instrument, except certificates representing shares of stock of the Corporation, and the authorization may be general or may be confined to specific instances.

     Section  2.  Checks and Drafts.  All checks, drafts or other orders for the
                  -----------------
payment of money, notes, acceptances or other evidences of indebtedness issued by or in the name of the corporation shall be signed by the officer or officers, agent or agents of the corporation and in the manner specified by resolution of the Board.

     Section  3.  Deposits;  Bank  Accounts.  All funds of  the  corporation not
                  --------------------------
otherwise employed shall be deposited to the credit of the Corporation in banks, trust companies or other depositories designated by the Board or by an officer or officers of the corporation to whom power of designation is delegated by the Board. The Board may make special rules and regulations with respect to bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient. Unless otherwise provided by resolution or the Board, endorsements for deposit to the credit of the Corporation in any of its duly authorized depositories may be made by hand-stamped legend in the name of the Corporation or by written endorsement of any officer without countersignature.

     Section 4. Loans. No loans shall be contracted on behalf of the Corporation
                -----
unless authorized by the Board, but when authorized, unless a particular officer or agent is directed to negotiate the same, may be negotiated, up to the amount authorized, by the President or a Vice President or the Treasurer, who are hereby severally authorized to execute and deliver in the name and on behalf of the Corporation notes or other evidences of indebtedness countersigned by the President or a vice President for the amount of any loans and to give security for the payment of any and all loans, advances and indebtedness by hypothecating, pledging or transferring any part or all of the property of the Corporation , real or personal, at any time owned by the Corporation.

     Section  5.  Sale or Transfer of Securities Held by the corporation.  Stock
                  ------------------------------------------------------
certificates, bonds or other securities at any time owned by the Corporation may be held on behalf of the Corporation or sold, transferred or otherwise disposed of pursuant to authorization by the Board, or of any duly authorized committee. Transfers from the name of the Corporation shall be made by the signature of the President or a Vice president and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant secretary.

                           SECTION VIII -MISCELLANEOUS

     Section  1.  Fiscal  Year.  The fiscal year  of  the  Corporation  shall be
                  -------------
determined  by  the  Board.

     Section 2. Seal.  The  corporate seal shall have inscribed thereon the name
                -----
of the Corporation, the words "Corporate seal" and the name of the state under the laws of which the corporation exists.

     Section 3.  Annual  Report. The Board of Directors shall not be required to
                 ---------------
send  to  shareholders  an  annual  report  of  this  corporation.

     Section 4. Inspection of corporation Records. The share ledger or duplicate
                ----------------------------------
share ledger, the books of account, copy of the Bylaws, as amended, certified by the Secretary, and minutes of proceedings of the shareholders and directors and of any committee of the Board of Directors shall be open for inspection upon the written demand of any shareholder or holder of a voting trust certificate, during the usual hours for business, and for a purpose reasonably related to his interests as a shareholder or as the holder of a voting trust certificate and shall be exhibited at any time when required by the demand of ten percent (10) of the shares represented at any shareholders' meeting. Inspection may be made in person or by an agent or attorney and shall include the right to make extracts. Demand of inspection other than at a shareholders' meeting shall be made in writing, under oath, upon the President, Secretary or Assistant
Secretary of the corporation at the Corporation's registered or principal office. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a Power of Attorney or other writing which authorizes the attorney or other agent to so act on behalf of the shareholder.

     Section 5. Dividends. Dividends upon the shares of the capital stock or the
                ----------
Corporation may be declared and paid out of surplus or, if there is no surplus, out of net profits of the corporation, to the extent permitted by the laws of the state of Delaware, by the Board of Directors in their discretion at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of capital stock.

     Before payment of any dividend, there may be set aside out of the funds of the Corporation available for dividends a sum or sums which the directors, in their absolute discretion, think proper as a reserve fund to meet contingencies, for equalizing dividends, r for repairing or maintaining any property of the corporation, or for any other purposes the directors think conducive to the interests of the Corporation, and the directors may modify or abolish any reserve in the manner in which it was created.


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                               ARTICLE IX -NOTICES

     Section 1. Form of Notices. Whenever, under the provisions or these Bylaws,
                ---------------
notice is required to be given to any director, officer or shareholder, it shall not be construed to mean personal notice. Notice may be given in writing, by mail, by depositing the same in the United States Mail, in a postpaid sealed wrapper, addressed to the director, officer or shareholder at the address which appears on the books of the corporation, or, in default of other address, to the director, officer or shareholder at the general post office in the city where the Corporation's principal office is located. Notice shall be deemed to be given at the time when it is mailed in accordance with this section.

     Section 2. Waiver of Notice. Any shareholder, director or officer may waive
               -----------------
an notice required to be given under these By1aws by a written waiver signed by the person, or persons, entitled to notice, whether before or after the time stated therein, and the waiver shall be deemed equivalent to the actual giving of notice.

                              ARTICLE X -AMENDMENTS

Section  1.  Who  May  Amend.  These Bylaws may  be amended, altered, changed or
             ----------------
repealed by the affirmative vote of a majority of the shares issued and outstanding, and entitled to vote thereat, at any regular or special meeting of the shareholders if notice of the proposed amendment, alteration, change or repeal is, contained in the notice of the meeting, or by the affirmative vote of the majority of the Board of Directors at any regular or special meeting of the Board of Directors; provided, however, that the Board of Directors shall have no power to adopt, amend or alter any Bylaws fixing their number, qualifications, classifications, term of office or the right of the shareholders to remove them from office.

                           ARTICLE XI -INDEMNIFICATION

Section  1.  Indemnification:  Actions  Other  Than  by  the  Corporation.  The
             -------------------------------------------------------------
Corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect


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to  any  criminal  action  or  proceeding had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceedings by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to ~e in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     Section  2.  Indemnification: Actions by  the Corporation.  The corporation
                  ---------------------------------------------
shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of an action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation. The generality of the foregoing notwithstanding , no indemnification shall be made in respect of any claim, issue or matter as to which the person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation, unless and only to the extent that the court in which the action or suit .was brought determines that, despite the adjudication of liability but in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnification.

     Section  3.  Right  to  Indemnification.  To the extent that any present or
                  ---------------------------
former director, officer, employee, any person who was or is servin9 at the request of the Corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, any agent of the corporation or any person who is or was serving at the request of the corporation as an agent of another corporation, partnership, joint venture, trust or other enterprise, has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article XI, or in defense of any claim, issue or matter there in the shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     Section  4.  Authorization  of  Indemnification.  Any indemnification under
                  -----------------------------------
Sections 1 and 2 of this Article XI (unless ordered ~y a court) shall be made by the corporation only as authorized in the specific case upon a determination by the Board of Directors that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in section 1 and 2 of this Article XI. If a quorum of disinterested directors cannot be assembled, the disinterested shareholders may authorize indemnification under this section 4, by majority vote.

     Section  5.  Advance  Indemnification.  Expenses  incurred by an officer or
               ---------------------------
director in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the director or officer to repay the advance unless it is ultimately determined that he is entitled to be indemnified by the corporation as authorized in this Article XI. Expenses incurred by other employees and agents may be paid upon terms and conditions, if any, as the Board of Directors deems appropriate.

     Section 6.  Non-Exclusive Indemnification.  The indemnification provided by
                 ------------------------------
this Article XI shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his official capacity and as to action. in another capacity while holding a corporate office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his heirs, executors and administrators.

     Section 7. Insurance.  The Corporation shall have the power to purchase and
                ----------
maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership joint venture, trust or other enterprise against any liability asserted against him and incurred by him, or arising out of his service, in that capacity, whether or not the Corporation would have the power to indemnify him against that liability under the provisions of this Article XI.

     Section  8.  Constituent  Corporation.  For the purposes  of  this Article,
                  -------------------------
references to "the corporation" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a director, officer, employee or agent of such a constituent corporation or is or was serving at the request of such constituent corporat1on as a director, officer, employee or agent or another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article XI with respect to the resulting or surviving corporation in the same capacity.


                                       21
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                            CERTIFICATE OF SECRETARY

     The undersigned. being the duly elected and acting Secretary of the corporation, hereby certifies that the foregoing Bylaws, after having been read section by section, were approved by the directors of this corporation at a meeting of directors held on January 3, 1994.

     Dated this 3rd day of January, 1994.

                                Sharon Meier, Secretary


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